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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report, dated August 15, 2000, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (File No. 333-40865, 333-15843 and 333-02484) and the Company's previously filed Form S-3 Registration Statement (File No. 333-17901).



ARTHUR ANDERSEN LLP

Houston, Texas
September 19, 2000